                                                                    EXHIBIT 99.1


                          GLOBAL MARINE FLEET STATUS
                                 as of 9.7.01


                                                                                                                        ADDITIONAL
                                 RATED                                                                    DAYRATE       COMMITMENTS
                                 WATER                                              START    ESTIMATED    (IN           AND OTHER
RIG NAME                         DEPTH     RIG DESIGN    LOCATION       STATUS      DATE     END DATE     THOUSANDS)    INFORMATION*
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JACKUPS
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
  Glomar High Island I             250'   MLT82-SD-C     Gulf of     Contracted     late     mid          high $20s
                                                         Mexico                     Aug 01   Sep 01

  Glomar High Island II            270'   MLT82-SD-C     Gulf of     Contracted     late     mid          high $40s
                                                         Mexico                     Jul 01   Oct 01

  Glomar High Island III           250'   MLT82-SD-C     Gulf of     Contracted     late     early        low $50s      Followed by
                                                         Mexico                     Apr 01   Sep 01                     2-week
                                                                                                                        contract in
                                                                                                                        high $20s

  Glomar High Island IV            250'   MLT82-SD-C     Gulf of     Contracted     mid      mid          high $30s
                                                         Mexico                     Aug 01   Sep 01

  Glomar High Island V             270'   MLT82-SD-C     DRC         Contracted     early    early        mid $40s      Followed by
                                                                                    Jun 01   Sep 01                     3 1/2-month
                                                                                                                        contract in
                                                                                                                        high $60s;
                                                                                                                        followed by
                                                                                                                        3-month
                                                                                                                        contract in
                                                                                                                        low $60s

  Glomar High Island VII           250'   MLT82-SD-C     Cameroon    Contracted     mid      mid          low $60s
                                                                                    Jun 01   Dec 01

  Glomar High Island VIII          250'   MLT82-SD-C     Gulf of     Contracted     early    mid          low $50s      Followed by
                                                         Mexico                     May 01   Sep 01                     2-month
                                                                                                                        contract in
                                                                                                                        high $30s

  Glomar High Island IX            250'   MLT82-SD-C     Nigeria     Contracted     early    early        high $50s
                                                                                    Jul 01   Jan 02

  Glomar Main Pass I               300'   F&GL780-II     Gulf of     Contracted     mid      mid          low $60s
                                                         Mexico                     Jun 01   Dec 01

  Glomar Main Pass IV              300'   F&GL780-II     Gulf of     Contracted     early    mid          low $40s
                                                         Mexico                     Aug 01   Oct 01

  Glomar Adriatic I                300'   MLT116-C       Gabon       Contracted     mid      late         mid $60s      Followed by
                                                                                    Aug 01   Oct 01                     1-month
                                                                                                                        contract in
                                                                                                                        high $70s

  Glomar Adriatic II               328'   MLT116-C       Gulf of     Contracted     mid      late         mid $50s
                                                         Mexico                     Aug 01   Dec 01

  Glomar Adriatic III              328'   MLT116-C       Gulf of     Contracted     late     late         low $60s
                                                         Mexico                     Jul 01   Oct 01

  Glomar Adriatic IV               328'   MLT116-C       Gulf of     Contracted     late     early        mid $50s
                                                         Mexico                     Jul 01   Jan 02

  Glomar Adriatic V                300'   MLT116-C       Nigeria     Contracted     early    early        high $60s
                                                                                    Apr 01   Oct 01

  Glomar Adriatic VI               225'   MLT116-C       UK North    Contracted     early    early        mid $50s
                                                         Sea                        Aug 01   Feb 02

  Glomar Adriatic VII              328'   MLT116-C       Trinidad    Contracted     early    mid          high $40s
                                                                                    Jul 01   May 02

  Glomar Adriatic VIII             328'   MLT116-C       Nigeria     Contracted     early    early        high $60s
                                                                                    Apr 01   Oct 01

  Glomar Adriatic IX               328'   MLT116-C       Nigeria     Contracted     mid      mid          high $70s
                                                                                    Aug 01   Jun 02

  Glomar Adriatic X                328'   MLT116-C       Gulf of     Contracted     late     late         low $60s      Followed by
                                                         Mexico                     Jun 01   Sep 01                     2-week
                                                                                                                        commitment
                                                                                                                        in high $40s

  Glomar Adriatic XI               225'   MLT116-C       UK North    Contracted     mid      mid          mid $40s      Followed by
                                                         Sea                        Aug 01   Oct 01                     2-month
                                                                                                                        contract in
                                                                                                                        low $50s;
                                                                                                                        followed by
                                                                                                                        2-month
                                                                                                                        contract in
                                                                                                                        mid $50s

  Glomar Baltic I                  375'   MLT SUPER300   Gulf of     Mobilization   early    late                       Rig to
                                                         Mexico                     Sep 01   Sep 01                     mobilize to
                                                                                                                        Trinidad for
                                                                                                                        6-month
                                                                                                                        contract in
                                                                                                                        high $70s

  Glomar Labrador I                300'   CFEMT-2000-C   Trinidad    Shipyard       late     early        low $20s      Followed by
                                                                                    Aug 01   Oct 01                     6 1/2-month
                                                                                                                        contract in
                                                                                                                        mid $40s
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SEMISUBMERSIBLES
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  Glomar Arctic I                3,400'   F&GL-907       Gulf of     Contracted     late     early        high $130s
                                                         Mexico                     Jun 01   Jul 02

  Maersk Jutlander               1,200'   F&GL-907       Norway      Contracted     early    late         mid $120s
                                                                                    Sep 01   Feb 02

  Glomar Arctic III              1,800'   F&GL-907       UK North    Contracted     early    early        mid $40s      Followed by
                                                         Sea                        Apr 01   Oct 01                     8-month
                                                                                                                        contract in
                                                                                                                        mid $50s

  Glomar Arctic IV               1,800'   F&GL-907       UK North    Contracted     early    early        mid $60s
                                                         Sea                        Mar 01   Mar 02

  Glomar Celtic Sea              5,750'   F&GL-907       Gulf of     Contracted     mid      early        mid $130s
                                                         Mexico                     Aug 01   Nov 01

  Glomar Grand Banks             1,500'   AKER H-3.2     UK North    Contracted     late     mid          high $80s     Followed by
                                                         Sea                        Aug 01   Jan 02                     4-month
                                                                                                                        commitment
                                                                                                                        in high $70s
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DRILLSHIPS
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  Glomar C.R. Luigs              9,000'   GMDC           Gulf of     Contracted     late     late         mid $210s     Under
                                                         Mexico                     Jul 01   Dec 01                     contract to
                                                                                                                        mid 2003

  Glomar Explorer                7,800'   GMDC           Gulf of     Contracted     mid      late         high $150s    Under
                                                         Mexico                     Feb 01   Oct 03                     contract to
                                                                                                                        late 2003

  Glomar Jack Ryan               8,000'   GMDC           Gulf of     Contracted     early    late         low $220s     Under
                                                         Mexico                     Jun 01   Dec 03                     contract to
                                                                                                                        late 2003

  Glomar R.F. Bauer              2,750'   GMDC           Nigeria     Contracted     early    early        low $100s     Followed by
                                                                                    Jul 01   Oct 01                     4-month
                                                                                                                        contract in
                                                                                                                        high $80s
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
* Customer commitments referred to in this column are evidenced by formal contracts only when so noted.
  There is no implication or guarantee that present commitments not yet evidenced by contracts will result in contracts or that such contracts will be on terms identical to the commitments.
  In addition, the duration of commitments and contracts indicated in this column is, in some cases, an estimate based on the number of wells to be drilled pursuant to such commitments and contracts.